EX-99.2

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO
                 OFFICER'S CERTIFICATE PURSUANT TO SECTION 3.18
                  OF THE AGREEMENTS LISTED ON EXHIBIT I HERETO

            I, H. Randall Chestnut, Senior Vice President of Bank of America, N.A., as servicer and/or as successor to Bank of America, FSB (collectively, the "Servicer"), hereby certify pursuant to Section 3.18 of the Pooling and Servicing Agreements listed on Exhibit I hereto (collectively, the "Agreements") that: (a) a review of the activities of the Servicer during calendar year 2003 and of the performance of the Servicer under the Agreements has been made under my supervision, and (b) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under the Agreements throughout calendar year 2003.

Dated:  March 18, 2004

                                             BANK OF AMERICA, N.A.,
                                               as Servicer
                                             By:     /S/ H. Randall Chestnut
                                             Name:   H. Randall Chestnut
                                             Title:  Senior Vice President


                                    EXHIBIT I

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PARTIES                                                                                       DATE OF POOLING AGREEMENT      SERIES
=========================================================================================     ============================   ======
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     January 24, 2002               2002-A
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     January 24, 2002               2002-1
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     February 21, 2002              2002-B
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     February 21, 2002              2002-2
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     March 26, 2002                 2002-3
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     April 25, 2002                 2002-4
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     April 25, 2002                 2002-C
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     April 26, 2002                 2002-5
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     May 23, 2002                   2002-D
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     May 23, 2002                   2002-E
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     June 26, 2002                  2002-F
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     June 25, 2002                  2002-6
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     June 26, 2002                  2002-G
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     July 25, 2002                  2002-7
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     July 25, 2002                  2002-H
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     August 27, 2002                2002-I
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     September 26, 2002             2002-J
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     September 27, 2002             2002-K
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     August 27, 2002                2002-8
Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     September 26, 2002             2002-9

Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York     October 24, 2002, as
                                                                                              amended by Amendment No. 1,
                                                                                              dated January 30, 2004        2002-10
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   January 28, 2003, as amended
                                                                                              by Amendment No. 1,
                                                                                              dated January 30, 2004 BoALT   2003-1
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   January 28, 2003, as
                                                                                              amended by Amendment No. 1,
                                                                                              dated January 30, 2004         2003-A
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   January 28, 2003 (as amended,
                                                                                              January 30, 2004)              2003-1
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   February 25, 2003, as amended
                                                                                              by Amendment No. 1,
                                                                                              dated January 30, 2004         2003-B
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   March 24, 2003, as amended
                                                                                              by Amendment No. 1,
                                                                                              dated January 30, 2004         2003-2
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   March 25, 2003, as amended
                                                                                              by Amendment No. 1,
                                                                                              dated January 30, 2004         2003-C
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   March 25, 2003, as amended
                                                                                              by Amendment No. 1, dated
                                                                                              January 30, 2004   BoALT       2003-2
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   April 23, 2003, as amended
                                                                                              by Amendment No. 1, dated
                                                                                              January 30, 2004               2003-3
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   April 24, 2003, as amended
                                                                                              by Amendment No. 1, dated
                                                                                              January 30, 2004   BoALT 2      003-3
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   April 24, 2003, as amended
                                                                                              by Amendment No. 1, dated
                                                                                              January 30, 2004               2003-D
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   May 22, 2003, as amended
                                                                                              by Amendment No. 1, dated
                                                                                              January 30, 2004               2003-4
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   May 22, 2003, as amended
                                                                                              by Amendment No. 1, dated
                                                                                              January 30, 2004     BoALT     2003-4
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   May 22, 2003, as amended
                                                                                              by Amendment No. 1, dated
                                                                                              January 30, 2004               2003-E
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   June 24, 2003 (as amended,
                                                                                              January 30, 2004)              2003-F
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   June 24, 2003, as amended
                                                                                              by Amendment No. 1, dated
                                                                                              January 30, 2004    BoALT      2003-5
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   July 24, 2003, as amended
                                                                                              by Amendment No. 1, dated
                                                                                              January 30, 2004               2003-G
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   July 24, 2003, as amended
                                                                                              by Amendment No. 1, dated
                                                                                              January 30, 2004               2003-6
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   July 24, 2003, as amended
                                                                                              by Amendment No. 1, dated
                                                                                              January 30, 2004    BoALT      2003-6
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   August 27, 2003, as amended
                                                                                              by Amendment No. 1, dated
                                                                                              January 30, 2004               2003-7
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   August 27, 2003, as amended
                                                                                              by Amendment No. 1, dated
                                                                                              January 30, 2004               2003-H
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   August 27, 2003, as amended
                                                                                              by Amendment No. 1, dated
                                                                                              January 30, 2004  BoALT        2003-7
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   September 25, 2003, as amended
                                                                                              by Amendment No. 1, dated
                                                                                              January 30, 2004               2003-I
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   September 25, 2003, as
                                                                                              amended by Amendment No. 1,
                                                                                              dated January 30, 2004  BoALT  2003-8
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   October 23, 2003               2003-8
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   October 27, 2003   BoALT       2003-9
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   October 27, 2003               2003-J
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   November 25, 2003              2003-K
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   November 25, 2003              2003-9
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   November 26, 2003  BoALT      2003-10
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   December 23, 2003             2003-10
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   December 23, 2003              2003-L
Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.   December 23, 2003  BoALT      2003-11
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